UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 16, 2003
                                                          --------------


                             ST. JUDE MEDICAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its chapter)

Minnesota                                0-8672                  41-1276891
----------                              ---------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)         Identification No.)


One Lillehei Plaza, St. Paul, MN                                   55117
--------------------------------                                   -----
(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (651) 483-2000
                                                           --------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure
---------------------------------

Reference is made to the Registrant's First Quarter Earnings Conference Call, dated April 16, 2003, which is included herewith as Exhibit 1. The attached
Exhibit is furnished pursuant to Item 12 on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ST. JUDE MEDICAL, INC.


Date:  April 30, 2003                          /s/ Kevin T. O'Malley
---------------------                          ---------------------

                                               Kevin T. O'Malley
                                               Vice President and
                                               General Counsel


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                                  EXHIBIT INDEX



Exhibit      Description of Exhibit
-------      ----------------------

1            Transcript of First Quarter Earnings Conference Call, Dated
             April 16, 2003